                                PRICING AGREEMENT


Goldman, Sachs & Co.,
First Chicago Capital Markets, Inc.
ABN AMRO Incorporated,
         As Representatives of the several
         Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

                                                                  MARCH 22, 1999

Ladies and Gentlemen:

         Universal Foods Corporation, a Wisconsin corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March 22, 1999 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co. and First Chicago Capital Markets, Inc. and ABN AMRO Incorporated on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the

Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.








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


         If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.




                                    Very truly yours,

                                    UNIVERSAL FOODS CORPORATION

                                    By: /s/ John L. Hammond
                                        ----------------------------------
                                          Name:  John L. Hammond
                                          Title: Vice President, Secretary
                                                 and General Counsel



Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
FIRST CHICAGO CAPITAL MARKETS, INC.
ABN AMRO INCORPORATED


BY: /s/ Pamela C. Torres
    --------------------------------------
       (GOLDMAN, SACHS & CO.)

On behalf of each of the Underwriters

                                   SCHEDULE I







                                                  PRINCIPAL AMOUNT OF DESIGNATED
                                                            SECURITIES

                         UNDERWRITER                     TO BE PURCHASED
                         -----------                     ---------------

Goldman, Sachs & Co.                                       $ 90,000,000

First Chicago Capital Markets, Inc.                        $ 37,500,000

ABN AMRO Incorporated                                      $ 22,500,000
                                                           ------------

         TOTAL                                             $150,000,000
                                                           ============

                                   SCHEDULE II

TITLE OF DESIGNATED SECURITIES:
         6.50% Notes due April 1, 2009

AGGREGATE PRINCIPAL AMOUNT:
         $150,000,000

PRICE TO PUBLIC:
         99.252% of the principal amount of the Designated Securities, plus accrued interest, if any, from March 25, 1999.

PURCHASE PRICE BY UNDERWRITERS:
         98.602% of the principal amount of the Designated Securities, plus accrued interest, if any, from March 25, 1999.

FORM OF DESIGNATED SECURITIES:
         Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:
         Federal (same day) funds

TIME OF DELIVERY:
         9:30 a.m. (New York City time), March 25, 1999.

INDENTURE:
         Indenture dated November 9, 1998, between the Company and The First National Bank of Chicago, as Trustee.

MATURITY:
         April 1, 2009

INTEREST RATE:
         6.50%

INTEREST PAYMENT DATES:
         April 1 and October 1 of each year commencing October 1, 1999

REDEMPTION PROVISIONS:
         No provisions for redemption.

SINKING FUND PROVISIONS:
         No sinking fund provisions.

DEFEASANCE PROVISIONS:
         As set forth in Article Thirteen of the Indenture dated November 9, 1998, between the Company and The First National Bank of Chicago, as Trustee.

CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:
         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004.


NAMES AND ADDRESSES OF REPRESENTATIVES:
         Designated Representatives:

         Goldman, Sachs & Co.
         First Chicago Capital Markets, Inc.
         ABN AMRO Incorporated

         Address for Notices, etc.:

         c/o Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004






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